UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2022

WINGSTOP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37425	47-3494862
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)

15505 Wright Brothers Drive
Addison, Texas		75001
(Address of principal executive offices)		(Zip Code)

(972) 686-6500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WING	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 25, 2022, Wingstop Inc. (the “Company”) entered into an offer letter (the “Offer Letter”) with Michael Skipworth, President and Chief Executive Officer, in connection with his promotion, which was previously reported by the Company on its Form 8-K filed with the Securities and Exchange Commission on March 14, 2022. Pursuant to the Offer Letter, Mr. Skipworth will be entitled to (i) an annual base salary of $700,000, (ii) a target bonus under the Company’s annual performance-based cash incentive plan of 100% of annual base salary of $700,000, and (iii) target long term service-based and performance-based equity incentive compensation at a minimum target value of $2,000,000 (75% of which will be performance-based and 25% of which will be service-based). The Offer Letter also provides that Mr. Skipworth will be granted equity awards with a target value of $1,310,000, which represents the difference between $2,000,000 and the target value of the equity awards granted to him on March 2, 2022, when he was serving in his prior role as President and Chief Operating Officer. The equity awards will be allocated as follows: 75% performance-based stock units and 25% service-based restricted stock units. In addition, the Offer Letter provides that the Compensation Committee will recommend to the Board certain amendments to the Wingstop Inc. Executive Severance Plan (the “Plan”) to allow Mr. Skipworth to continue as a participant in the Plan as President and Chief Executive Officer, with (i) the Change in Control Applicable Severance Multiplier, as defined in the Plan, set at 2.5 for any participant who is President or Chief Executive Officer and (ii) the Applicable Severance Multiplier, as defined in the Plan, set at 2.0 for any participant who is a President or Chief Executive Officer. Further details regarding the Company’s executive compensation program and executive severance plan are described in the Company’s 2022 Proxy Statement under the heading “Compensation Discussion and Analysis.”
The foregoing description of Mr. Skipworth’s Offer Letter does not purport to be complete and is qualified in its entirety by reference to the Offer Letter, which is attached as Exhibit 10.1 to this report and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits
10.1	Offer Letter between Wingstop Inc. and Michael J. Skipworth, dated April 25, 2022

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Wingstop Inc.

Date:	April 29, 2022	By:	/s/ Albert McGrath
Senior Vice President